                PRELIMINARY PROXY MATERIALS - SUBJECT TO CHANGE

                                 SCHEDULE 14A
                                (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                  EXCHANGE ACT OF 1934 (AMENDMENT NO.     )
                                                     -----
Filed by the Registrant  [ X ]

Filed by a Party other than the Registrant [    ]

Check the appropriate box:



[ X ] Preliminary Proxy Statement         [    ] Confidential for Use of the
                                                 Commission Only (as permitted
                                                 by Rule 14a-6(e) (2)
[   ] Definitive Proxy Statement

[   ] Definitive Additional Materials

[   ] Soliciting Material Under 240.14a-12

                               CENTRAL COAST BANCORP
----------------------------------------------------------------------------
               (Name of Registrant as Specified in Its Charter)

----------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ X]   No fee required.
[  ]   $125 per Exchange Act Rules 0-11 (c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2)
       or Item 22 (a) (2) of Schedule  14A.
[  ]   Fee computed on table below per exchange Act Rules 14a-6 (i) 4 and 0-11.

        (1)   Title of each class of securities to which transaction applies:
        (2)   Aggregate number of securities to which transaction applies:
        (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
        (4)   Proposed maximum aggregate value of transaction:
        (5)   Total fee paid:

[  ]   Fee paid previously by written preliminary materials:

[  ]   Check  box  if  any  part  of  the fee is offset as provided by Exchange
       Act Rule 0-11 (a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        (1)   Amount previously paid  :
        (2)   Form, Schedule or Registration Statement No.  :
        (3)   Filing Party  :
        (4)   Date Filed  :

                PRELIMINARY PROXY MATERIALS - SUBJECT TO CHANGE


                              CENTRAL COAST BANCORP
                     NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                              MONDAY, JUNE 11, 2001

   TO THE SHAREHOLDERS:

      The Annual Meeting of Shareholders of Central Coast Bancorp will be held at 301 Main Street, Salinas, California, on Monday, June 11, 2001 at 5:30 p.m. for the following purposes:

   1. To amend the articles of incorporation and bylaws to provide for the classification of the board of directors.
   2. To  amend  the  articles  of   incorporation   and  bylaws  to  eliminate
      cumulative voting in the election of directors.
   3. To elect directors.
   4. To approve the appointment of Deloitte & Touche LLP as independent public accountants for the 2001 fiscal year.
   5. To transact such other business as may properly come before the Meeting.

      The names of the Board of Directors' nominees to be directors  of Central
Coast   Bancorp  are  set  forth  in  the  accompanying  Proxy  Statement   and
incorporated here by reference.

      Article III, Section 16 of the Bylaws of Central Coast Bancorp provides for the nomination of directors in the following manner:

      "Nomination for election of members of the Board of Directors may be made by the Board of Directors or by any shareholder of any outstanding class of capital stock of the corporation entitled to vote for the election of directors. Notice of intention to make any nominations shall be made in writing and shall be delivered or mailed to the President of the corporation not less than 21 days nor more than 60 days prior to any meeting of shareholders called for the election of directors; provided however, that if less than 21 days notice of the meeting is given to shareholders, such notice of intention to nominate shall be mailed or delivered to the President of the corporation not later than the close of business on the tenth day following the day on which the notice of meeting was mailed; provided further that if notice of such meeting is sent by third-class mail as permitted by Section 6 of these by-laws, no notice of intention to make nominations shall be required. Such notification shallcontain the following information to the extent known to the notifying shareholder:

(a)   the name and address of each proposed nominee;
(b)   the principal occupation of each proposed nominee;
(c) the number of shares of capital stock of the corporation owned by each proposed nominee;
(d)   the name and residence address of the notifying shareholder; and
(e) the number of shares of capital stock of the corporation owned by the notifying shareholder.

      Nominations not made in accordance herewith may, in the discretion of the Chairman of the meeting, be disregarded and upon the Chairman's instructions, the inspectors of election can disregard all votes cast for each such nominee. A copy of this paragraph shall be set forth in a notice to shareholders of any meeting at which Directors are to be elected."

      Only shareholders of record at the close of business on April 13, 2001 are entitled to notice of and to vote at this Meeting and at any postponements or adjournments thereof.

                          By Order of the Board of Directors


                          /s/ JOHN F. MCCARTHY
                          --------------------
                          John F. McCarthy, Secretary
   Salinas, California
   April 26, 2001

      WHETHER OR NOT YOU PLAN TO ATTEND THIS MEETING, PLEASE SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

                PRELIMINARY PROXY MATERIALS - SUBJECT TO CHANGE


Mailed to Shareholders
on or about April 26, 2001



                        CENTRAL COAST BANCORP

                           PROXY STATEMENT

               INFORMATION CONCERNING THE SOLICITATION



      This Proxy Statement is being furnished to the shareholders of Central Coast Bancorp, a California corporation (the "Corporation"), in connection with the solicitation of proxies by the Board of Directors for use at the Annual Meeting of Shareholders to be held at 301 Main Street, Salinas,
California on June 11, 2001 at 5:30 p.m. (the "Meeting"). Only shareholders of record on April 13, 2001 (the "Record Date") will be entitled to notice of the Meeting and to vote at the Meeting. At the close of business on the Record Date, the Corporation had outstanding and entitled to be voted 6,721,998 shares of its no par value Common Stock (the "Common Stock").

      Shareholders are entitled to one vote for each share held, except that for the election of directors each shareholder has cumulative voting rights and is entitled to as many votes as shall equal the number of shares held by such shareholder multiplied by the number of directors to be elected. Each shareholder may cast all his or her votes for a single candidate or distribute such votes among any or all of the candidates as he or she chooses. However, no shareholder shall be entitled to cumulate votes (in other words, cast for any candidate a number of votes greater than the number of shares of stock held by such shareholder) unless such candidate's name has been placed in nomination prior to the voting and the shareholder has given notice at the Meeting prior to the voting of the shareholder's intention to cumulate his or her votes. If any shareholder has given such notice, all shareholders may cumulate their votes for candidates in nomination. Prior to voting, an opportunity will be given for shareholders or their proxies at the Meeting to announce their intention to cumulate their votes. The proxy holders are given, under the terms of the proxy, discretionary authority to cumulate votes on shares for which they hold a proxy.

      Any person giving a proxy in the form accompanying this Proxy Statement has the power to revoke that proxy prior to its exercise. The proxy may be revoked prior to the Meeting by delivering to the Secretary of the Corporation either a written instrument revoking the proxy or a duly executed proxy bearing a later date. The proxy may also be revoked by the shareholder by attending and voting at the Meeting.

      Votes cast by proxy or in person at the Meeting will be counted by the Inspectors of Election for the Meeting. The Inspectors will treat abstentions and "broker non-votes" (shares held by brokers or nominees as to which instructions have not been received from the beneficial owners or persons entitled to vote and the broker or nominee does not have discretionary voting power under applicable rules of the stock exchange or other self-regulatory organization of which the broker or nominee is a member) as shares that are present and entitled to vote for purposes of determining the presence of a quorum. Abstentions and "broker non-votes" will not be counted as shares voted for purposes of determining the outcome of any matter as may properly come before the Meeting.

      Unless otherwise instructed, each valid proxy returned which is not revoked will be voted "FOR" proposals 1, 2, 3 and 4 as described in this Proxy Statement, and, at the proxyholders' discretion, on such other matters, if any, which may come before the Meeting (including any proposal to postpone or adjourn the Meeting).

                PRELIMINARY PROXY MATERIALS - SUBJECT TO CHANGE

      The Corporation will bear the entire cost of preparing, assembling, printing and mailing proxy materials furnished by the Board of Directors to shareholders. Copies of proxy materials will be furnished to brokerage houses, fiduciaries and custodians to be forwarded to the beneficial owners of the Common Stock. In addition to the solicitation of proxies by use of the mail, some of the officers, directors and regular employees of the
Corporation and its subsidiary, Community Bank of Central California (the "Bank"), may (without additional compensation) solicit proxies by telephone or personal interview, the costs of which will be borne by the Corporation.


SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Security Ownership of Certain Beneficial Owners

      As of the Record Date, April 13, 2001, no individual known to the Corporation owned more than five percent (5%) of the outstanding shares of its Common Stock except as described below.

--------------------------------------------------------------------------
                          Name and          Amount and       Percentage
                         Address of          Nature of        of Class
    Title of             Beneficial         Beneficial      Beneficially
     Class                 Owner            Ownership          Owned
--------------       -----------------    --------------   --------------
 Common Stock,       Robert L.Meyer (1)      543,851           7.46%
 No Par Value
--------------------------------------------------------------------------

  (1) The address for the person listed is P. O. Box 606, King City, California, 93930-0606. 516,820 shares are held by Mr. Meyer and his spouse as trustees of the Robert L. Meyer and Patricia J. Meyer Trust dated July 28, 1977 and 27,031 shares are held as trustee of the Craig Meyer Trust.

Security Ownership of Management

      The following table sets forth information as of April 13, 2001, concerning the equity ownership of the Corporation's directors and the executive officers named in the Summary Compensation Table, and directors and executive officers as a group. Unless otherwise indicated in the notes to the table, each director and executive officer listed below possesses sole voting power and sole investment power for the shares of the Corporation's Common Stock listed below. All of the shares shown in the following table are owned both of record and beneficially except as indicated in the notes to the table. The Corporation has only one class of shares outstanding, Common Stock.

                               Name and Address (1)       Amount and Nature of     Percent of
Title of Class                 Beneficial Owner           Beneficial Ownership      Class (2)
--------------                 ----------------           --------------------      ---------

Common Stock, No Par Value     Robert C. Blatter              25,771 (3)              0.35%

Common Stock, No Par Value     C. Edward Boutonnet           277,331 (4)              3.77%

Common Stock, No Par Value     Bradford G. Crandall          247,035 (5)              3.36%

Common Stock, No Par Value     Alfred P. Glover               73,347 (6)              1.00%

Common Stock, No Par Value     Michael T. Lapsys             119,888 (7)              1.64%

Common Stock, No Par Value     Duncan L. McCarter, R.Ph.     172,426 (8)              2.34%

Common Stock, No Par Value     John F. McCarthy              101,945 (9)              1.39%

                PRELIMINARY PROXY MATERIALS - SUBJECT TO CHANGE




                               Name and Address (1)       Amount and Nature of     Percent of
Title of Class                 Beneficial Owner           Beneficial Ownership      Class (2)
--------------                 ----------------           --------------------      ---------

Common Stock, No Par Value     Robert M. Mraule, D.D.S.,MD   185,321 (10)             2.52%

Common Stock, No Par Value     Louis A. Souza                 66,005 (11)             0.90%

Common Stock, No Par Value     Robert M. Stanberry            18,012 (12)             0.25%

Common Stock, No Par Value     Mose E. Thomas, Jr.            77,016 (13)             1.05%

Common Stock, No Par Value     Nick Ventimiglia              113,101 (14)             1.54%

All directors and executive officers
of the Corporation as a group (12 persons)                 1,474,198 (15)            18.34%


  ( 1) The  address  for all  persons  listed  is c/o  Central  Coast  Bancorp,
       301 Main Street, Salinas, California, 93901.
  ( 2) Includes shares of Common Stock subject  to  stock  options  exercisable immediately.
  ( 3) Includes  4,489  shares held  jointly with his  spouse and 23,229 shares of Common Stock subject to stock options exercisable immediately.
  ( 4) Includes 79,669  shares  of  Common  Stock held in a partnership,  4,431 shares as custodian for his grandchildren, 27,010 shares of Common Stock held by Mr. Boutonnet as trustee of the Charles E. Boutonnet Trust, 33,377 shares held by Mr. Boutonnet as trustee of Boutonnet Farms, Inc. Profit Sharing Plan, 63,889 shares held in the Central Coast Bancorp Nonqualified Deferred Compensation Plan Trust as to which Mr. Boutonnet has shared investment power and 68,515 shares of Common Stock subject to stock options exercisable immediately.
  ( 5) Includes  85,070  shares  of  Common   Stock   held   jointly  with  his
       spouse as trustees of the Bradford G. Crandall and Lynne O. Crandall Trust, 29,950 shares held by Mr. Crandall and his sister as trustees of the Irella F. Crandall Trust, 63,500 shares held in the Central Coast Bancorp Nonqualified Deferred Compensation Plan Trust as to which Mr. Crandall has shared investment power and 68,515 shares of Common Stock subject to stock options exercisable immediately.
  ( 6) Includes 10,305 shares  of Common Stock  held  jointly  with his spouse,
       707 shares held by his spouse and 43,558 shares of Common Stock subject to stock options exercisable immediately.
  ( 7) Includes 18 shares of Common  Stock  held  jointly  with his spouse, and
       498 shares held as custodian, 93,055 shares held in the Kathy O. Lapsys and Michael T. Lapsys Trust and 26,317 shares of Common Stock subject to stock options exercisable immediately.
  ( 8) Includes  40,830 shares of Common Stock  held jointly with his spouse as trustees of the Duncan L. McCarter and Leslie P. McCarter Trust, 63,081 shares held in the Central Coast Bancorp Nonqualified Deferred Compensation Plan Trust as to which Mr. McCarter has shared investment power and 68,515 shares of Common Stock subject to stock options exercisable immediately.
  ( 9) Includes 74,267 shares of Common Stock  held   jointly  with  his spouse
       as trustees of the John F. McCarthy and Mary Ann McCarthy Trust and 27,678 shares of Common Stock subject to stock options exercisable immediately.
  (10) Includes 73,085 shares of Common Stock held by Dr. Mraule as trustee of Robert M. Mraule D.D.S., M.D., Inc. Money Purchase P ension Plan, 43,721 shares held in the Central Coast Bancorp Nonqualified Deferred Compensation Plan Trust as to which Mr. Mraule has shared investment power and 68,515 shares subject to stock options exercisable immediately.
  (11) Includes 14,752 shares of Common Stock held jointly with his spouse, 15,125 shares held in the Central Coast Bancorp Nonqualified Deferred Compensation Plan Trust as to which Mr. Souza has shared investment power and 28,433 shares of Common Stock subject to stock options exercisable immediately.
  (12) Includes 16,652 shares of Common Stock subject to stock options exercisable immediately.
  (13) Includes 11,237 shares of Common Stock owned jointly with his spouse, and 35,564 shares of Common Stock subject to stock options exercisable immediately.
  (14) Includes 71,260 shares of Common Stock subject to stock options exercisable immediately.
  (15) Includes 552,251 shares of Common Stock subject to stock options exercisable immediately and 249,316 shares held by the Central Coast Bancorp Board of Directors Deferred Stock Option Plan Trust.

                PRELIMINARY PROXY MATERIALS - SUBJECT TO CHANGE

                                PROPOSAL NO. 1
              APPROVAL OF AMENDMENTS TO THE CENTRAL COAST BANCORP
              ARTICLES OF INCORPORATION AND BYLAWS TO PROVIDE FOR
                 THE CLASSIFICATION OF THE BOARD OF DIRECTORS

Introduction

      On March 26, 2001, the board of directors adopted amendments to the Central Coast Bancorp articles of incorporation and bylaws which provide that the board of directors be divided into three classes of directors, each consisting of a number of directors equal as nearly as practicable to one-third the total number of directors, for so long as the board consists of at least nine authorized directors and, in the event that the total number of authorized directors on the board is at least six but less than nine, for classification of the board of directors into two classes, each consisting of a number of directors equal as nearly as practicable to one-half the total number of directors. After initial implementation at the 2001 annual meeting of shareholders, each class of directors would be subject to election every third year and would serve for a three-year term for so long as the board remained classified into three classes, or would be subject to election every second year and would serve for a two-year term in the event the board were classified into two classes. Currently, all of Central Coast Bancorp's directors are elected each year to serve a one-year term.

      If the proposal is approved by the shareholders, the board of directors will, for purposes of initial implementation, designate three classes of directors for election at the 2001 annual meeting. Class I will be elected initially for a one-year term expiring at the 2002 annual meeting of shareholders; Class II will be elected initially for a two-year term expiring at the 2003 annual meeting of shareholders; and Class III will be elected for a three-year term expiring at the annual meeting of shareholders to be held in the year 2004; and, in each case, until their successors are duly elected and qualified. At each annual meeting after the 2001 annual meeting, only directors of the class whose term is expiring would be voted upon, and upon election each director would serve a three-year term. Commencing with the annual meeting of shareholders scheduled to occur in 2002, directors elected to Class I would serve for a three-year term and until their successors are duly elected and qualified, subject to any decrease in the total number of authorized directors. Subsequently, in the years 2003 and 2004, directors elected to Class II and Class III, respectively, would also be elected for a three-year term and until their successors are duly elected and qualified.

      Classification of the board of directors is permitted by Section 301.5 of the California Corporations Code. Under Section 301.5, a qualifying California corporation, may divide its board of directors into two or three classes, with one-half or one-third of the directors, respectively, elected at each annual meeting (or as near to one-half or one-third as practicable). The authorized number of directors must be not less than six in the case of a two-class board and not less than nine in the case of a three-class board. Classified boards of directors are permitted under the corporate law of a majority of states, and Central Coast Bancorp believes that well over one-half of Fortune 500 companies provide for classified boards.

      The text of the proposed amendment to the articles of incorporation is set forth in Appendix B attached to this proxy statement. If this proposal is adopted by the Central Coast Bancorp shareholders, in order to make the bylaws consistent with the amendment to the articles of incorporation described in this proposal, upon effectiveness of the filing of the amendment to the articles of incorporation with the California Secretary of State,
Section 17 of Article III of the bylaws will be amended to read as set forth in Appendix B, which is incorporated here by this reference. The proposed amendments to the articles of incorporation and bylaws are subject to such modification as may be required upon filing by the California Secretary of State.

                PRELIMINARY PROXY MATERIALS - SUBJECT TO CHANGE


Effect of Classification of Board

      If adopted, the classification of the board will apply to every subsequent election of directors for so long as at least six directors are authorized under the Central Coast Bancorp bylaws and the classification provision is not amended. The Central Coast Bancorp bylaws provide that the board of directors will consist of not less than seven (7) and not more than thirteen (13) directors, with the exact number of directors currently set at nine (9). So long as the board continues to consist of at least nine (9) authorized directors, after initial implementation of the classified board, directors will serve for a term of three years rather than one year, and one-third of the directors (or as near to one-third as practicable) will be elected each year.

      In the event that the number of directors increases, the increase will be apportioned by the board among the classes of directors to make each class as nearly equal in number as possible. If the number of authorized directors is decreased to at least six but less than nine, the directors will be apportioned by the board among two classes, each consisting of one-half of the directors or as close an approximation as possible, directors will serve for a term of two years, and one-half the directors (or as near to one-half as practicable) will be elected each year. In any event, a decrease in the number of directors cannot shorten the term of any incumbent director. Vacancies on the board created by any resignation, removal or other reason, or by an increase in the size of the board, may be filled for the remainder of the term by the vote of the majority of the directors remaining in office or by the vote of holders of a majority of the outstanding shares of the Central Coast Bancorp common stock.

      Under California law, members of the board of directors may be removed by the board of directors for cause (defined to be a felony conviction or court declaration of unsound mind), by the shareholders without cause or by court order for fraudulent or dishonest acts or gross abuse of authority or discretion. In the case of a board of directors that is not classified, no director may be removed by the shareholders if the votes cast against the removal (or, if done by written consent, the votes eligible to be cast by the non-consenting shareholders) would have been sufficient to elect the director if voted cumulatively at an election at which the same total number of votes were cast (or, if the action is taken by written consent, all shares entitled to vote were voted) and the entire number of directors authorized at the time of the director's most recent election were then being elected (the "relevant number of directors"). In the case of classified boards, the relevant number of directors is (i) the number of directors elected at the most recent annual meeting of shareholders or, if greater, (ii) the number of directors sought to be removed. It should be noted that this removal provision applies equally to corporations that permit cumulative voting and to those that do not.

Other Effects

      The board of directors believes that the amendment of the articles of incorporation and bylaws is in the best interests of Central Coast Bancorp and its shareholders.

      Public companies are potentially subject to attempts by various individuals and entities to acquire significant minority positions in the company with the intent either of obtaining actual control of the company by electing their own slate of directors, or of achieving some other goal, such as the repurchase of their shares by the company at a premium. Public companies also are potentially subject to inadequately priced or coercive bids for control through majority share ownership. These prospective acquirors may be in a position to elect a company's entire board of directors through a proxy contest or otherwise, even though they do not own a majority of a company's outstanding shares at the time. If this proposal is approved, a majority of Central Coast Bancorp's directors could not be removed by those persons until two annual meetings of shareholders have occurred, unless the removal was for cause and the requisite vote was obtained.
By providing this additional time to the board of directors and eliminating the possibility of rapid removal of the board, the directors of Central Coast Bancorp will have the necessary time to most effectively satisfy their responsibility to the Central Coast Bancorp shareholders to evaluate any proposal and to assess and develop alternatives without the pressure created by the threat of imminent removal. In addition, this

                PRELIMINARY PROXY MATERIALS - SUBJECT TO CHANGE

proposal, by providing that directors will serve three-year terms rather than one-year terms, will enhance continuity and stability in the composition of Central Coast Bancorp's board of directors and in the policies formulated by the board. The board believes that this, in turn, will permit it more effectively to represent the interests of all shareholders, including responding to demands or actions by any shareholder or group. Following adoption of the classified board structure, at any given time at least one-third of the members of the board of directors will generally have had prior experience as directors of Central Coast Bancorp. The board believes that this will facilitate long-range planning, strategy and policy and will have a positive impact on customer and employee loyalty. Central Coast
Bancorp has not historically had problems with either the continuity or stability of its board of directors. The classification of the board of directors will have the effect of making it more difficult to replace incumbent directors. So long as the board is classified into three classes, a minimum of three annual meetings of shareholders would generally be required to replace the entire board, absent intervening vacancies. While the proposal is not intended as a takeover-resistive measure in response to a specific threat, it may discourage the acquisition of large blocks of Central Coast Bancorp's shares by causing it to take longer for a person or group of persons who acquire a block of shares to effect a change in management.

      If this proposal is approved and implemented, a shareholder or group of shareholders seeking to replace a majority of the directors on the board will generally need to influence the voting of at least a majority of the outstanding shares at two consecutive annual meetings. In addition, Central Coast Bancorp has other corporate attributes that may also have the effect of helping Central Coast Bancorp to resist an unfriendly acquisition. These include existing provisions in the Central Coast Bancorp articles of incorporation and bylaws eliminating, subject to specified exceptions, the liability of directors for monetary damages; provisions in the articles of incorporation and bylaws providing for indemnification of directors and officers; provisions in the bylaws requiring advance notice of nomination of a candidate for election to the board of directors of Central Coast Bancorp when the nomination is made by a person other than the nominating committee of the board; and, if approved by the Central Coast Bancorp shareholders, the elimination of cumulative voting in the election of directors as described in Proposal No. 2 and Appendix C of this proxy statement.

      This proposal is not in response to any attempt to acquire control of Central Coast Bancorp. However, the board believes that adopting this proposal is prudent, advantageous and in the best interests of shareholders because it will give the board more time to fulfill its responsibilities to shareholders, and it will provide greater assurance of continuity and stability in the composition and policies of the board of directors. The board also believes the advantages outweigh any disadvantage relating to discouraging potential acquirors from attempting to obtain control of Central Coast Bancorp.

Vote Required for Approval

      Approval of the proposed amendments to the articles of incorporation and the bylaws requires that holders of a majority of the outstanding shares of common stock of Central Coast Bancorp vote "FOR" the proposal. If this proposal is not approved, it is the intention of Central Coast Bancorp that the directors elected at the 2001 annual meeting will serve without classification as contemplated by this proposal.

Recommendation of Management

      The board of directors believes that the advantages of the proposed amendments to the articles of incorporation and bylaws classifying the board of directors for purposes of the election of directors greatly outweigh the possible disadvantages of the amendments. Accordingly, the board of directors has unanimously approved the proposed amendments and unanimously recommends that the Central Coast Bancorp shareholders vote "FOR" their approval.

                PRELIMINARY PROXY MATERIALS - SUBJECT TO CHANGE

                                PROPOSAL NO. 2
 APPROVAL OF AMENDMENTS TO THE CENTRAL COAST BANCORP ARTICLES OF INCORPORATION
    AND BYLAWS TO ELIMINATE CUMULATIVE VOTING IN THE ELECTION OF DIRECTORS

Introduction

      Effective on January 1, 1990, the California General Corporation Law was amended to permit California corporations with widely traded securities to provide, with the approval of their shareholders, for majority rule voting in electing directors in lieu of cumulative voting. California law specifically allows a corporation with its common stock quoted on the New York Stock Exchange, the American Stock Exchange or the Nasdaq National Market to
eliminate cumulative voting by an amendment to its bylaws or articles of incorporation. Central Coast Bancorp's common stock is listed for trading and quoted under the symbol "CCBN" on the Nasdaq National Market. Prior to such legislation, cumulative voting in electing directors was mandatory for California corporations upon proper notice by any shareholder of the corporation. By permitting shareholders of California corporations to provide for majority rule voting in electing directors, the new law substantially conforms California corporate law with the corporate laws of a majority of other states (including Delaware, Illinois, Michigan, New Jersey, New York, Ohio, Pennsylvania and Texas) which either provide that cumulative voting is optional or make no provision for cumulative voting at all. Only a small majority of states still require that shareholders be permitted to invoke cumulative voting.

Cumulative Voting

      Cumulative voting in the election of directors may currently be invoked by any shareholder of Central Coast Bancorp who complies with statutory notice requirements. Cumulative voting entitles shareholders to a number of votes per share of common stock equal to the number of directors to be elected, and all nominees are voted upon simultaneously. Holders of shares may cast all of their votes for a single nominee or distribute them among two to more nominees.

      As a consequence of cumulative voting, a shareholder with a relatively small number of voting shares may be able to elect one or more directors. For example, if a shareholder were to give the appropriate notice and properly nominate a nominee, and nine directors were to be elected at an annual meeting, a shareholder holding 10% of the voting shares could elect one director by cumulating and casting his or her votes for one candidate. This is true even if shareholders holding 90% of the voting shares are opposed to the election of that candidate and cast their votes to elect nine other nominees.

      Absent cumulative voting, a nominee cannot be elected without relatively wide support, as shareholders are entitled to only one vote per share with the nominee receiving the greatest number of votes being elected.
Consequently, the holder or holders of a majority of the shares entitled to vote in an election of directors will be able to elect all directors of Central Coast Bancorp, and holders of less than a majority of the shares may not be able to elect any directors.

      For reasons set forth below, the board believes that the articles of incorporation should be amended to eliminate cumulative voting. The text of the proposed amendment to the articles of incorporation is set forth in Appendix C attached to this proxy statement and is incorporated here by this reference. The proposed amendment to the articles of incorporation is subject to such modification as may be required upon filing by the California Secretary of State.

                PRELIMINARY PROXY MATERIALS - SUBJECT TO CHANGE

Reasons for the Amendment

      The  board  believes  that  the  elimination  of  cumulative   voting  is
advantageous to Central Coast Bancorp and its shareholders because each director of a publicly held corporation has a duty to represent the interests of all shareholders rather than any specific shareholder or group of shareholders. The presence on the board of directors of one or more directors representing the interests of a minority shareholder or group of shareholders could disrupt the management of Central Coast Bancorp and prevent it from operating in the most effective manner. Furthermore, the election of directors who view themselves as representing a particular minority constituency could introduce an element of discord on the board of directors, impair the ability of the directors to work effectively and discourage qualified independent individuals from serving as directors. Providing for majority rule voting in the election of directors by eliminating cumulative voting will help ensure that each director acts in the best interests of all shareholders.

      This proposal to eliminate cumulative voting is not being made in response to any effort by a minority shareholder or group of shareholders to attain representation on the board of directors or acquire greater influence in the management of the Corporation's business, nor is Central Coast Bancorp aware of any such effort. Furthermore, this proposal is not being made in response to any attempt to acquire control of Central Coast Bancorp, nor is Central Coast Bancorp aware of any such attempt.

Other Effects

      Approval of the proposed amendment may render more difficult any attempt by a holder or group of holders of a significant number of voting shares, but less than a majority, to change or influence the management or policies of Central Coast Bancorp. In addition, under certain circumstances, the proposed amendment, along with other measures that may be viewed as having anti-takeover effects (such as Proposal No. 1 to classify the Central Coast Bancorp board of directors), may discourage an unfriendly acquisition or business combination involving Central Coast Bancorp that a shareholder might consider to be in such shareholder's best interest, including an unfriendly acquisition or business combination that might result in payment of a premium over the market price for the shares held by the shareholder. For example, the proposed amendment may discourage the accumulation of large minority shareholdings (as a prelude to an unfriendly acquisition or business combination proposal or otherwise) by persons who would not make that acquisition without being assured of representation on the board of directors.

Conforming Bylaw Amendment

      If this Proposal No. 2 is adopted by the Central Coast Bancorp shareholders, in order to make the bylaws consistent with the amendment to the articles of incorporation set forth in this Proposal No. 2, upon effectiveness of the filing of the amended articles of incorporation with the California Secretary of State, Section 11 of Article II of the bylaws shall be amended to read as set forth in Appendix C which is incorporated here by this reference. The proposed amendment of the bylaws is subject to such modification as may be required upon filing by the California Secretary of State.

Vote Required for Approval

      Approval of the proposed amendments to the articles of incorporation and the bylaws requires that holders of a majority of the outstanding shares of common stock of Central Coast Bancorp vote "FOR" the proposal.

Recommendation of Management

      The board of directors believes that this proposal is in the best interests of Central Coast Bancorp and its shareholders, and unanimously recommends a vote "FOR" its approval.

                PRELIMINARY PROXY MATERIALS - SUBJECT TO CHANGE

                                PROPOSAL NO. 3
                  ELECTION OF CENTRAL COAST BANCORP DIRECTORS


      The number of directors  authorized  for election at this meeting is nine
(9). Management has nominated the nine (9) incumbent directors to serve as the Central Coast Bancorp directors. Each director will hold office until his or her successor is elected and qualified.

      All proxies will be voted for the election of the nine (9) nominees listed below (all of whom are incumbent directors) recommended by the board of directors unless authority to vote for the election of any directors is withheld. The nominees receiving the highest number of affirmative votes of the shares entitled to be voted for them shall be elected as directors, and will be elected (a) to the class designated opposite their names, provided that Proposal No. 1 is approved, and (b) in the event Proposal No. 1 is not approved, then as directors without classification. Abstentions and votes cast against nominees have no effect on the election of directors. If any of the nominees should unexpectedly decline or be unable to act as a director, their proxies may be voted for a substitute nominee to be designated by the board of directors. The board of directors has no reason to believe that any nominee will be become unavailable and has no present intention to nominate persons in addition to or in lieu of those named below.


Mose E.       (Class 1)     Louis A.     (Class 1)    Alfred P.     (Class 1)
Thomas                      Souza                     Glover

Michael T.    (Class 2)     Duncan L.    (Class 2)    Nick          (Class 2)
Lapsys                      McCarter                  Ventimiglia

C. Edward     (Class 3)     Bradford C.  (Class 3)    Robert M.     (Class 3)
Boutonnet                   Crandall                  Mraule

      See "Proposal No. 1, Approval of Amendments to the Central Coast Bancorp Articles of Incorporation and Bylaws to Provide for the Classification of the Board of Directors" on page 4, for information regarding the classification of the board of directors.

      The following table sets forth names and certain information as of April 13, 2001, concerning the persons named for election as directors of the Corporation.


                         Director of   Director of
                         Corporation    Bank (1)      Principal Occupation
Name           Age          Since        Since        During Last Five Years
----           ---          -----        -----        ----------------------

C. Edward      61            1994        1982         Organizer, Bank of
Boutonnet                                             Salinas; Owner and
                                                      General Manager, Sea Mist
                                                      Farms, Ocean Mist Farms
                                                      and Boutonnet Farms, Inc.

Bradford G.    66            1994        1982         President, E.B. Stone &
Crandall                                              Son, Inc., wholesale
                                                      nursery supply firm.

Alfred P.      69            1996        1988         Organizer of Cypress
Glover                                                Bank; Owner, Glover
                                                      Enterprises, a real
                                                      estate development firm.

Michael T.     52            1998        1998         Chairman, Device Dynamics
Lapsys                                                Incorporated, a
                                                      semiconductor marking
                                                      company.

Duncan L.      54            1994        1982         President and Chief
McCarter,R.Ph.                                        Executive Officer,
                                                      Healthcare Pathway
                                                      Management, Inc., d.b.a.
                                                      AdvantaCare Medical, and
                                                      d.b.a. AdvantaCare
                                                      InfusionCare, and Care
                                                      Pharmacies, Inc.


                PRELIMINARY PROXY MATERIALS - SUBJECT TO CHANGE


                         Director of   Director of
                         Corporation    Bank (1)      Principal Occupation
Name           Age          Since        Since        During Last Five Years
----           ---          -----        -----        ----------------------
Robert M.      51           1994         1982         Physician, Dentist, Oral
Mraule,                                               and Maxillofacial Surgeon.
D.D.S.,
M.D.

Louis A. Souza 72           1996         1988         Organizer of Cypress
                                                      Bank; Owner, Louis A.
                                                      Souza Construction, a
                                                      general contractor,
                                                      semi-retired.

Mose E.        60           1996         1989         Organizer of Cypress
Thomas,                                               Bank; Owner and General
Jr.                                                   Manager, Chapel of
                                                      Seaside, Inc., and
                                                      Mission Mortuary, Inc.,
                                                      funeral chapels.

Nick           59           1994         1994         Organizer, Director,
Ventimiglia                                           President and Chief
                                                      Executive Officer, Bank
                                                      of Salinas from 1982 to
                                                      1994.

(1) Represents year of first service as a director of either of the predecessors, Bank of Salinas or Cypress Bank, prior to their merger resulting in Community Bank of Central California.


      None of the directors/nominees for director listed above or executive officers listed on page 11, were selected pursuant to any arrangement or understanding other than with the directors and executive officers of the Corporation acting within their capacities as such. There are no family relationships between any two or more of the directors/nominees for director or executive officers. No director/nominee for director or executive officer serves as a director of (i) any company which has a class of securities registered under Section 12, or which is subject to the periodic reporting requirements of Section 15(d), of the Securities Exchange Act of 1934, or (ii) any company registered as an investment company under the Investment Company Act of 1940.

Committees of the Board of Directors

      The  Audit  Committee,  chaired  by  Alfred P.  Glover,  and the  Finance
Committee, chaired by C. Edward Boutonnet, whose common members include Michael T. Lapsys, Duncan L. McCarter, Robert M. Mraule (Vice Chairman) and Mose E. Thomas, Jr., oversee the Corporation's and Subsidiary's independent public accountants, analyze the results of internal and regulatory examinations and monitor the financial and accounting organization and reporting. The Audit Committee met thirteen (13) times and the Finance Committee met twelve (12) times in 2000. See the Audit Committee Reprot on page 16 for additional information regarding the functions of the Audit Committee.

      The Board of Directors has not established a nominating committee. The full Board of Directors performs the functions of a nominating committee with responsibility for considering appropriate candidates for election as directors.

      The Premises, Compensation and Performance Committee, whose members include C. Edward Boutonnet (Vice Chairman), Duncan L. McCarter, Robert M. Mraule (Chairman), Louis A. Souza and Mose E. Thomas, Jr., oversees physical premises used in daily operations and reviews and establishes employee benefits and the compensation paid to executive officers and other employees. The Premises, Compensation and Performance Committee met twelve
(12) times in 2000.

      The Investment/CRA/ALCO Committee, whose members include Bradford G. Crandall, Alfred P. Glover, Michael T. Lapsys (Chairman) and Louis A. Souza (Vice Chairman), has responsibility for asset/liability management, review of the Corporation's investment portfolio, maintenance of shareholder relations and community reinvestment. The Investment Committee met nine (9) times in 2000.

      The Loan Committee, whose members include C. Edward Boutonnet (Vice Chairman), Bradford G. Crandall (Chairman), Alfred P. Glover, Michael T. Lapsys and Louis A. Souza has responsibility for establishing loan policy and approving loans which exceed certain dollar limits. The Loan Committee met twenty-four (24) times in 2000.

                PRELIMINARY PROXY MATERIALS - SUBJECT TO CHANGE

      The Marketing and Shareholder Relations Committee, whose members include Duncan L. McCarter (Chairman), Louis A. Souza and Mose E. Thomas (Vice Chairman), has responsibility for administering the Corporation's marketing policies and marketing programs. The Marketing Committee met eleven (11) times in 2000.

      During 2000, the Corporation's Board of Directors held twelve (12) meetings. All Directors attended at least seventy-five percent (75%) of the aggregate of the total number of meetings of the Board of Directors and the number of meetings of the committees on which they served, except Directors Crandall, McCarter and Thomas, who attended 67%, 67% and 53%, respectively.

Compensation of Directors

      The fees paid to directors during 2000 included a base fee of $2,050 per month for attendance at Board meetings of the Corporation and the
Subsidiary.   In  addition  to  the  base  fee,  the  Loan  Committee  Chairman
received   $200   per   month,   the   Chairmen   of   then   Audit,   Finance,
Investment/CRA/ALCO, Marketing and Shareholder Relations and the Premises, Compensation and Performance Committees each received $100 per month. The total amount of fees paid to all Directors as a group for attendance at Board and committee meetings was $205,000 in 2000.


EXECUTIVE OFFICERS

      The following table sets forth names and certain information as of April 13, 2001, concerning the executive officers of the Corporation.


                          Corporation     Bank
                           Executive    Executive  Principal Occupation
    Name            Age      Since        Since    During Last Five Years
    ----            ---      -----        -----    ----------------------
Nick                59      1994          1982     Chairman, President and
Ventimiglia                                        Chief Executive Officer of
                                                   the Corporation since
                                                   December 1994. President and
                                                   Chief Executive Officer of
                                                   Community Bank of Central
                                                   California or its
                                                   predecessors, since 1982.
                                                   Organizer, Director,
                                                   President and Chief
                                                   Executive Officer, Bank of
                                                   Salinas from 1982 to 1994.

John F. McCarthy    58      1994          1988     Executive Vice President
                                                   and Chief Operating Officer
                                                   of the Corporation, and of
                                                   Community Bank of Central
                                                   California or its
                                                   predecessors, since 1988
                                                   and 1994, respectively.
                                                   Secretary of the
                                                   Corporation, and of
                                                   Community Bank of Central
                                                   California or its
                                                   predecessors, since 1997.
                                                   Vice President and Regional
                                                   Manager, Hibernia Bank,
                                                   Salinas from 1986 to 1988;
                                                   Vice President and Regional
                                                   Manager, Crocker National
                                                   Bank from 1980 to 1986.

Robert M.           61      1998          1998     Senior Vice President and
Stanberry                                          Chief Financial Officer of
                                                   the Corporation, and of
                                                   Community Bank of Central
                                                   California or its
                                                   predecessors, since 1998.
                                                   Vice President and Chief
                                                   Financial Officer, TriCo
                                                   Bancshares from 1993 to
                                                   1998.

                PRELIMINARY PROXY MATERIALS - SUBJECT TO CHANGE


                          Corporation     Bank
                           Executive    Executive  Principal Occupation
    Name            Age      Since        Since   During Last Five Years
    ----            ---      -----        -----   ----------------------
Robert C. Blatter   40       1996         1996     Senior Vice President and
                                                   Loan Administrator of the
                                                   Corporation, and of
                                                   Community Bank of Central
                                                   California or its
                                                   predecessors, since
                                                   1996. Commercial Banking
                                                   Officer, Bank of America
                                                   from 1986 to 1989.



EXECUTIVE COMPENSATION

      Set forth below is the summary compensation paid or accrued during the three years ended December 31, 2000 to Nick Ventimiglia, John McCarthy, Robert M. Stanberry and Robert C. Blatter, the only executive officers of the Corporation and/or the Subsidiary.


SUMMARY COMPENSATION TABLE
---------------------------------------------------------------------------------------------------------------------------------
                                                                                   Long-Term Compensation
                                                                                   ----------------------
                                             Annual Compensation                      Awards             Payouts
                                         --------------------------                ------------          -------

                                                                                 (f)          (g)
                                                                  (e)         Restricted   Securities      (h)           (i)
         (a)                           (c)          (d)       Other Annual      Stock      Underlying      LTIP        All Other
     Name and              (b)        Salary       Bonus      Compensation     Award(s)  (Options/SARs    Payouts    Compensation
   Principal Position      Year       ($)1/        ($)2/         ($)3/           ($)         (#)4/          ($)         ($) 5/
   ------------------      ----       ------       -----      ------------     --------   ------------    -------    ------------
Nick Ventimiglia,          2000     $255,000     $173,250          --             --         11,000          --         $2,625
Chief Executive Officer;   1999     $240,000     $165,000          --             --            --           --         $2,111
President, Central Coast   1998     $240,000     $154,030          --             --            --           --         $2,000
Bancorp and Community
Bank
------------------------
John F. McCarthy,          2000     $165,500     $112,875          --             --          8,250          --         $2,625
Executive Vice President,  1999     $157,500     $107,500          --             --            --           --         $2,111
Chief Operating Officer    1999     $150,000     $100,119          --             --            --           --         $2,000
and Corporate Secretary
------------------------
Robert M. Stanberry,       2000     $124,000     $ 63,000          --             --          4,400          --         $2,453
Senior Vice President      1999     $117,875     $ 60,000          --             --            --           --         $2,457
and Chief Financial        1998     $ 14,626          --           --             --         22,687          --            --
Officer
------------------------
Robert C. Blatter,         2000     $105,000     $ 63,000          --             --          4,400          --         $2,625
Senior Vice President      1999     $ 90,000     $ 60,000          --             --            --           --         $2,111
and Loan Administrator     1998     $ 85,000     $ 60,000          --             --            --           --         $1,981
---------------------------------------------------------------------------------------------------------------------------------

1/ Amounts  shown  include  cash and non-cash  compensation earned and received by executive officers as well as amounts earned but deferred at the election of those officers under the 401(k) and Deferred Compensation Plans. The salary paid to Mr. Stanberry in 1998 was the amount earned in the period from the date of initial employment, November 16, 1998.
2/ Amounts  indicated  as bonus  payments  were earned for  performance  during
   2000, 1999 and 1998.
3/ No executive  officer  received  perquisites or other  personal  benefits in excess of the lesser of $50,000 or 10% of each such officer's total annual salary and bonus during 2000, 1999, and 1998.
4/ Amounts shown  represent  the  number  of shares  granted,  adjusted for all stock dividends and stock splits. The Corporation had a 1982 Stock Option Plan (the "1982 Plan") pursuant to which options could be granted to directors and key, full-time salaried, officers and employees of the Corporation and the Subsidiary. The 1982 Plan expired by its terms in 1993. Options granted under the 1982 Plan were either incentive options or non-statutory options. Options granted under the 1982 Plan became exercisable in accordance with a vesting schedule established at the time of grant. Vesting could not extend beyond ten years from the date of grant. Upon a change in control of the Corporation, all outstanding options under the 1982 Plan will become fully vested and exercisable. Options granted under the 1982 Plan were adjusted to protect against dilution in the event of certain changes in the Corporation's capitalization, including stock splits and stock dividends. TheCorporation's 1994 Stock Option Plan, as amended, (the "1994 Plan") is substantially similar to the 1982 Plan regarding provisions related to option grants, vesting and dilution. Upon a change in control, options donot become fully vested and exercisable, but may be assumed or equivalent options may be substituted by a successor corporation. All options granted to the named executive officers are incentive stock options and have an exercise price equal to the fair market value of the Corporation's Common Stock on the date of grant.
5/ Amounts  shown  for  each  named  executive   officer  are  401(k)  matching
   contributions for the year indicated.

                PRELIMINARY PROXY MATERIALS - SUBJECT TO CHANGE

      The following table sets forth information concerning options granted during 2000 to the executive officers named in the Summary Compensation Table.


                                 OPTION/SAR GRANTS IN LAST FISCAL YEAR
----------------------------------------------------------------------------------------------------------
                                                                                    Potential Realizable
                                                                                      Value at Assumed
                                                                                   Annual Rates of Stock
                                                                                     Price Appreciation
                           Individual Grants                                           for Option Term
         -----------------------------------------------------                   -------------------------

     (a)                (b)           (c)         (d)           (e)                   (f)         (g)
----------------------------------------------------------------------------------------------------------
                    Number of      Percentage
                    Securities      of Total
                    Underlying    Options/SARs
                   Option/SARs     Granted to    Exercise of
                     Granted      Employees in    Base Price   Expiration
                       (#)        Fiscal  Year      ($/Sh)       Date               5% ($)      10% ($)
----------------------------------------------------------------------------------------------------------
Nick Ventimiglia     11,000           10%          $14.55      3/26/10            $100,655     $255,078
----------------------------------------------------------------------------------------------------------
John F. McCarthy      8,250            8%          $14.55      3/26/10            $ 75,491     $191,309
----------------------------------------------------------------------------------------------------------
Robert M. Stanberry   4,400            4%          $14.55      3/26/10            $ 40,262     $102,031
----------------------------------------------------------------------------------------------------------
Robert C. Blatter     4,400            4%          $14.55      3/26/10            $ 40,262     $102,031
----------------------------------------------------------------------------------------------------------


      The following table sets forth the number of shares of Common Stock acquired by each of the named executive officers upon the exercise of stock options during fiscal 2000, the net value realized upon exercise, the number of shares of Common Stock represented by outstanding stock options held by each of the named executive officers as of December 31, 2000 and the value of such options based on the closing price of the Corporation's Common Stock and certain information concerning unexercised options under the 1994 Stock Option Plan.

    AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND
                    FY-END OPTION/SAR VALUES
-----------------------------------------------------------------------------------------------------
     (a)               (b)                 (c)                   (d)                     (e)
                                                              Number of
                                                             Securities               Value of
                                                              Underlying             Unexercised
                                                             Unexercised             in-the-Money
                                                            Options/SARs at         Options/SARs at
                                                            Fiscal Year-End         Fiscal Year-End
                      Shares              Value                   (#)                    ($)
                    Acquired on         Realized             Exercisable/             Exercisable/
Name               Exercise (#)            ($)               Unexercisable          Unexercisable (1)
-----------------------------------------------------------------------------------------------------
Nick Ventimiglia         -                   -              67,631 / 11,000       $641,717 / $178,800
-----------------------------------------------------------------------------------------------------
John F. McCarthy         -                   -              24,956 /  8,250       $203,255 / $134,100
-----------------------------------------------------------------------------------------------------
Robert M. Stanberry      -                   -              15,125 / 11,963       $ 53,309 / $ 98,176
-----------------------------------------------------------------------------------------------------
Robert C. Blatter        -                   -              21,779 /  4,400       $216,537 / $ 71,520
-----------------------------------------------------------------------------------------------------

(1) The aggregate value has been determined based upon the closing price for the Corporation's Common Stock at year-end, minus the exercise price.

                PRELIMINARY PROXY MATERIALS - SUBJECT TO CHANGE

Employment Contracts and Termination of Employment and Change in Control Arrangements

      The Corporation has entered into employment agreements with Messrs. Ventimiglia, President and Chief Executive Officer; McCarthy, Executive Vice President and Chief Operating Officer; Stanberry, Senior Vice President and Chief Financial Officer; and Blatter, Senior Vice President and Loan Administrator. The agreements provide for an original term of three years with automatic one-year extensions until the agreements are terminated as described below. The agreements provide for a base salary, which is disclosed for 2000 in the Summary Compensation Table. The base salaries under each agreement are reviewed annually and are subject to adjustment at the discretion of the Board of Directors. Additionally, the agreements provide for, among other things: (a) a discretionary annual bonus based upon the Corporation's achievement of certain profitability, growth and asset quality standards as established by the Board of Directors; (b) payment of base salary, reduced by the amounts received from state disability insurance or workers' compensation or other similar insurance benefits through policies provided by the Bank; (c) stock option grants under the Corporation's stock option plan, at the sole discretion of the Board of Directors; (d) four weeks annual vacation leave; (e) use of an automobile; and (f) reimbursement for ordinary and necessary expenses incurred in connection with employment.

      The agreements may be terminated with or without cause, but if the agreements are terminated without cause due to the occurrence of circumstances that make it impossible or impractical for the Employer to conduct or continue its business, the loss by the Employer of its legal capacity to contract or the Employer's breach of the terms of the agreement, the employee is entitled to receive severance compensation equal to six months of the existing base salary (twelve months in the case of Mr. Ventimiglia). The agreements further provide that in the event of a "change in control" as defined therein and within a period of one and a half years (two years in the case of Mr. Ventimiglia) following consummation of such change in control: (a) the employee's employment is terminated; or (b) any adverse change occurs in the nature and scope of the employee's position, responsibilities, duties, salary, benefits or location of employment; or (c) any event occurs which reasonably constitutes a demotion, significant diminution or constructive termination of employment, then the employee will be entitled to receive severance compensation in an amount equal to a multiple of the employee's average annual compensation for the five years immediately preceding the change in control as follows: (a) two times for Mr. Ventimiglia; (b) one and one-half times for Messrs. McCarthy and Stanberry; and (c) one times for Mr. Blatter.

      Recognizing   the  importance  of  building  and  retaining  a  competent management team, additional agreements were entered into to provide post-retirement benefits to Messers Ventimiglia, McCarthy and Blatter. The terms of the agreements include the amounts each employee will receive upon the occurrence of certain specified events, including formal retirement on or after a specified age. The agreements generally provide for annual retirement benefit payments of Ninety Thousand Dollars ($90,000) to Mr. Ventimiglia, Seventy Thousand Dollars ($70,000) to Mr. McCarthy and Forty-five Thousand Dollars ($45,000) to Mr. Blatter. The annual retirement benefit amount is payable in equal monthly installments over a fifteen (15) year period. In the event of an employee's death, all remaining amounts due are anticipated to be paid to the employee's designated beneficiary over the remaining payout period. Other events which may alter when payment of the annual retirement benefit is to begin, or the amount which is to be paid, include: (a) disability prior to retirement in which case the employee shall be entitled to a lesser benefit payment amount based upon the length of employment; and
(b) either termination of employment without cause or constructive termination following a "change of control," in which case the employee is entitled to receive the full annual benefit payment in equal monthly installments for fifteen (15) years beginning in the month following the termination or "change of control." Generally, in those situations where the employee is terminated for cause, or where the employee voluntarily terminates his employment prior to retirement or other event triggering a right to payments under the agreement, the employee is not entitled to the payment of any benefits.

                PRELIMINARY PROXY MATERIALS - SUBJECT TO CHANGE


BOARD COMPENSATION COMMITTEE REPORT
ON EXECUTIVE COMPENSATION

      The compensation of the executive officers of the Corporation and the Bank is reviewed and approved annually by the Board of Directors on recommendation by the Premises, Compensation and Performance Committee (the "Committee"). During 2000, Messrs. Boutonnet, McCarter, Mraule, Souza and Thomas were members of the Committee. Messrs. Ventimiglia, McCarthy, Stanberry and Blatter, served as executive officers of the Corporation and/or the Bank during 2000.

      The Committee's philosophy is that compensation should be designed to reflect the value created for shareholders while supporting the Corporation's strategic goals. The Committee reviews annually the compensation of the executive officers to insure that the Corporation's compensation programs are related to financial performance and consistent generally with employers of comparable size in the industry. Annual compensation for the Corporation's executive officers includes the following components:

      1) Base salary is related to the individual officer's level of responsibility and comparison with comparable employers in the industry.

      2) Annual cash bonuses are based on individual and Corporation performance. Factors evaluated include the achievement of certain profitability, growth and asset quality standards as established by the Board of Directors. The bonus compensation is funded from the Corporation's pre-tax income. While many of the factors considered in determining whether to award a bonus are objective, the Committee recommendation may also include certain subjective factors as part of the bonus analysis. During 2000, bonuses were recommended by the Committee and approved by the Board of Directors for the named executive officers as reflected in the Summary Compensation Table.

      3)   Stock  option   grants  are  intended  to  increase  the   executive
officers' interest in the Corporation's long-term success and to link the interests of the executive officers with those of the shareholders as measured by the Corporation's share price. Stock options are granted at the prevailing market value of the Corporation's Common Stock and will only have value if the Corporation's stock price increases. See the Summary Compensation Table, Option Grant Table and Option/SAR Exercise Table, and notes thereto for further description of stock options.

      4) The Corporation matches salary deferred by employees participating in its 401(k) Plan at a rate determined annually by the Board of Directors (25% of salary deferred for 2000). Executive officers are eligible to participate in the 401(k) plan. See the Summary Compensation Table for further 401(k) plan information.

Submitted by:

/s/ ROBERT M. MRAULE         /s/ C. EDWARD BOUTONNET   /s/ DUNCAN L. MCCARTER
-------------------------    -----------------------   ----------------------
Robert M. Mraule, DDS, MD    C. Edward Boutonnet       Duncan L. McCarter, R.Ph.


/s/ LOUIS A. SOUZA           /s/ MOSE E. THOMAS
-------------------------    -----------------------
Louis A. Souza               Mose E. Thomas, Jr.

                PRELIMINARY PROXY MATERIALS - SUBJECT TO CHANGE



AUDIT COMMITTEE REPORT

      NOTWITHSTANDING ANYTHING TO THE CONTRARY SET FORTH IN ANY OF THE CORPORATION'S PREVIOUS OR FUTURE FILINGS UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES EXCHANGE ACT OF 1934 THAT MIGHT INCORPORATE THIS PROXY STATEMENT OR FUTURE FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION, IN WHOLE OR IN PART, THE FOLLOWING REPORT SHALL NOT BE DEEMED TO BE INCORPORATED BY REFERENCE INTO ANY SUCH FILING.

     The Audit Committee consists of the following members of the Corporation's Board of Directors: Alfred P. Glover, Michael T. Lapsys, Duncan L. McCarter, Robert M. Mraule, and Mose E. Thomas, Jr. . Each of the members of the Committee is independent as defined under the National Association of Securities Dealers' listing standards. The Committee operates under a written charter adopted by the Board of Directors which is included in this proxy statement as Appendix A.

      The Committee's responsibilities include providing advice with respect to the Corporation's financial matters and assisting the Board of Directors in discharging its responsibilities regarding accounting, tax and legal compliance. The Committee's primary responsibilities are to: (1) serve as an independent and objective party to monitor the Corporation's financial reporting process and internal control system; (2) review and evaluate the audit efforts of the Corporation's independent accountants and internal auditors (BancAudit Associates LLC); (3) evaluate the Corporation's quarterly financial performance as well as its compliance with laws and regulations; (4) oversee management's establishment and enforcement of financial policies and business practices; and (5) facilitate communication among the independent accountants, financial and senior management, the internal auditors and the Board of Directors.

      The Committee has reviewed and discussed the audited financial statements of the Corporation for the fiscal year ended December 31, 2000 with the Corporation's management. The Committee has discussed with Deloitte & Touche LLP, the Corporation's independent public accountants, the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees). The Committee has also received the written disclosures and the letter from Deloitte & Touche LLP required by Independence Standards Board Standard No. 1 (Independence Discussion with
Audit Committees) and the Committee has discussed the independence of Deloitte & Touche LLP with that firm.

      Based on the Committee's review and discussions noted above, the Committee recommended to the Board of Directors that the Corporation's audited financial statements be included in the Corporation's Annual Report on Form 10-K for the fiscal year ended December 31, 2000 for filing with the Securities and Exchange Commission.

Submitted by:

/s/ ALFRED P. GLOVER       /s/ ROBERT M. MRAULE           /s/ MICHAEL T. LAPSYS
----------------------     ------------------------       ---------------------
Alfred P. Glover           Robert M.Mraule, DDS, MD       Michael T. Lapsys

/s/ DUNCAN L. MCCARTER     /s/ MOSE E. THOMAS
----------------------     -----------------------
Duncan L. McCarter, R.Ph   Mose E. Thomas, Jr.

                PRELIMINARY PROXY MATERIALS - SUBJECT TO CHANGE



COMPARISON OF CENTRAL COAST BANCORP SHAREHOLDER RETURN

   Set forth below is a line graph comparing the annual percentage change in the cumulative total return on the Corporation's Common Stock with the cumulative total return of the S&P 500 and the Nasdaq Bank Index as of the end of each of the Corporation's last five fiscal years.

The following table assumes that $100.00 was invested on December 31, 1995 in Central Coast Bancorp Common Stock and each index, and that all dividends were reinvested. Returns have been adjusted for stock dividends and stock splits declared by Central Coast Bancorp. Shareholder returns over the indicated period should not be considered indicative of future shareholder returns.

                                [GRAPHIC OMITTED]


Index                   12/31/95         12/31/96       12/31/97        12/31/98        12/31/99        12/31/00
-----                   --------         --------       --------        --------        --------        --------
Central Coast Bancorp     100.00           138.96         210.97          226.44          232.07          276.55
S&P 500                   100.00           123.18         164.36          212.07          256.84          233.95
Nasdaq Bank Stocks        100.00           132.04         221.06          219.64          211.14          241.08


Changes in Control

      The Corporation knows of no arrangements, including any pledge by any person of securities of the Corporation, the operation of which may, at a subsequent date, result in a change of control of the Corporation.


Section 16(a) Beneficial Ownership Reporting Compliance

      Section 16(a) of the Securities Exchange Act of 1934 requires the Corporation's directors, executive officers and ten percent or more shareholders of the Corporation's equity securities, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes of ownership of the Corporation's equity securities. Officers, directors and ten percent or more shareholders are required by SEC regulation to furnish the Corporation with copies of all Section 16(a) forms they file. To the Corporation's knowledge, based solely on review of the copies of such reports furnished to the Corporation and written representations that no other reports were required, during the fiscal year ended December 31, 2000,

                PRELIMINARY PROXY MATERIALS - SUBJECT TO CHANGE

except for Messrs. Blatter, Crandall and Mraule, who filed one late report on a Form 4, all Section 16(a) filing requirements applicable to its executive officers, directors and beneficial owners of ten percent or more of the Corporation's equity securities appear to have been met.



CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Transactions with Management and Others

      There have been no transactions, or series of similar transactions, during 2000, or any currently proposed transaction, or series of similar transactions, to which the Corporation or the Bank was or is to be a party, in which the amount involved exceeded or will exceed $60,000 and in which any director of the Corporation or the Bank, executive officer of the Corporation or the Bank, any shareholder owning of record or beneficially 5% or more of the Corporation's Common Stock, or any member of the immediate family of any of the foregoing persons, had, or will have, a direct or indirect material interest.

Certain Business Relationships

      There were no business relationships during 2000 of the type requiring disclosure under Item 404(b) of Regulation S-K.

Indebtedness of Management

      The Corporation, through the Bank, has had, and expects in the future to have banking transactions in the ordinary course of its business with many of the Corporation's directors and officers and their associates, including transactions with corporations of which such persons are directors, officers or controlling shareholders, on substantially the same terms (including interest rates and collateral) as those prevailing for comparable transactions with others. Management believes that in 2000 such transactions comprising loans did not involve more than the normal risk of collectibility or present other unfavorable features. Loans to executive officers of the Corporation and the Bank are subject to limitations as to amount and purposes prescribed in part by the Federal Reserve Act, as amended, and the regulations of the Federal Deposit Insurance Corporation.

                PRELIMINARY PROXY MATERIALS - SUBJECT TO CHANGE



                                PROPOSAL NO. 4
                        RATIFICATION AND APPOINTMENT OF
                        INDEPENDENT PUBLIC ACCOUNTANTS

      The accounting firm of Deloitte & Touche LLP, certified public accountants, served the Corporation as its independent public accountants and auditors for the 2000 fiscal year at the direction of the Board of Directors of the Corporation. Deloitte & Touche LLP has no interests, financial or otherwise, in the Corporation. The services rendered by Deloitte & Touche LLP during the 2000 fiscal year were audit services, consultation in connection with various accounting matters, and preparation of the Corporation's income tax returns. The fees paid to Deloitte & Touche LLP for professional services during the 2000 fiscal year were as follows:

Audit Fees

      The Corporation paid Deloitte & Touche LLP $200,000 during the 2000 fiscal year for the audit of the Corporation's annual financial statements for the most recent fiscal year and for reviews of the Corporation's financial statements included in the Corporation's Form 10-Q filings for the 2000 fiscal year.

Financial Information Systems Design and Implementation Fees

No services were provided and no payments made for financial information systems design and implementation.

All Other Fees

      The Corporation paid Deloitte & Touche LLP $27,000 during the 2000 fiscal year for all other services rendered by Deloitte & Touche LLP to the Corporation.

      The Board of Directors of the Corporation approved each professional service rendered by Deloitte & Touche LLP during the 2000 fiscal year and considered whether the provision of such services is compatible with Deloitte & Touche LLP maintaining its independence. It is anticipated that one of the representatives of that firm will be present at the Meeting and will be able to make a statement if they so desire and answer appropriate questions.

      The Board of Directors has selected Deloitte & Touche LLP to serve as the Corporation's independent public accountants for the year 2001 and recommends that shareholders vote "FOR" the ratification of the appointment of Deloitte & Touche LLP.

                PRELIMINARY PROXY MATERIALS - SUBJECT TO CHANGE

ANNUAL REPORT

      The Annual Report of the Corporation containing audited financial statements for the fiscal year ended December 31, 2000 is included in this mailing to shareholders.

FORM 10-K

      A COPY OF THE CORPORATION'S ANNUAL REPORT ON FORM 10-K FILED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, IS AVAILABLE TO SHAREHOLDERS WITHOUT CHARGE UPON WRITTEN REQUEST TO JOHN F. McCARTHY, SECRETARY, CENTRAL COAST BANCORP, 301 MAIN STREET, SALINAS, CALIFORNIA, 93901.


SHAREHOLDERS' PROPOSALS

      Next year's Annual Meeting of Shareholders will be held on May 16, 2002. The deadline for shareholders to submit proposals for inclusion in the Proxy Statement and form of Proxy for the 2001 Annual Meeting of Shareholders is December 21, 2001. Management of the Corporation will have discretionary authority to vote proxies obtained by it in connection with any shareholder proposal not submitted on or before the December 21, 2001 deadline. All proposals should be submitted by Certified Mail - Return Receipt Requested, to John F. McCarthy, Secretary, Central Coast Bancorp, 301 Main Street, Salinas, California, 93901.

OTHER MATTERS

      The Board of Directors knows of no other matters which will be brought before the Meeting, but if such matters are properly presented to the Meeting, proxies solicited hereby will be voted in accordance with the judgment of the persons holding such proxies. All shares represented by duly executed proxies will be voted at the Meeting in accordance with the terms of such proxies.


                                        CENTRAL COAST BANCORP

Salinas, California
April 26, 2001                          By: /s/ JOHN F. MCCARTHY
                                            ---------------------
                                            John F. McCarthy




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APPENDIX A



                                 Audit Charter

                                   ARTICLE 1

PURPOSE
-------

      The Audit Committee shall oversee the integrity of the financial reporting process and internal controls of the Company/Bank (the Terms
Company and Bank refer to each entity jointly). The Audit Committee is responsible for the selection, evaluation and replacement of independent and internal auditors. The Committee shall confirm and assure the independence of the independent auditor and the objectivity of the internal auditor. The Audit Committee shall monitor the control environment of the Company/Bank and shall review the adequacy of internal control systems, including internal audit activities, to ensure the accuracy of financial reporting. The Audit Committee, working with management, shall help ensure that the involvement of the Company's/Bank's internal auditor in the audit of the Company's/Bank's entire financial reporting process is appropriate and properly coordinated with the independent Auditor. Finally, the Audit Committee shall foster a strong ethical climate within the Company/Bank and maintain open channels of communication.

      The Audit Committee shall report regularly to the Board of Directors of the Company/Bank ("Board"). The Board and management shall ensure that the Audit Committee has adequate resources and authority to discharge its responsibilities and to act as informed, vigilant and effective overseers of the Company's/Bank's financial reporting process and internal controls.

ARTICLE 2

DEFINITIONS
-----------

2.1 Affiliate: An "Affiliate" of the Company/Bank or of any other entity, herein after acquired, shall mean entity that directly or indirectly controls, or is controlled by, or is under common control with, the Company/Bank or the other entity, as the case maybe.

2.2 Audit Services: "Audit Services" is any work required to be performed by an Independent Auditor or Internal Auditor.

2.3 Call Report: A "Call Report" for any period is the consolidated Report of Condition and Income for the Company/Bank.

2.4 Financial Reporting: The "Financial Reporting" of the Company/Bank is the recording, processing, summarizing and presenting of financial data in annual Financial Statements, interim Financial Statements and regulatory reports.

2.5 Financial Statements: The "Financial Statements" of the Company/Bank are the statements and accompanying footnotes that are intended to show the financial position of the Company/Bank at a point in time, the results of operation and the cash flows of the Company/Bank, over a period of time.

2.6 Governmental Entity: A "Governmental Entity" shall mean (1) any national government, or political subdivision thereof or local
      jurisdiction   therein;  or  (2)  any  board,   commission,   department,
      division, organ, instrumentality, court or agency of any entity described in (1) above, however constituted.

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2.7   Independent   Auditor:  An  "Independent   Auditor"  is  any  individual,
      including an auditor,  who performs or  participates  in providing  Audit
      Services   and   any   accounting   firm,    including   a   corporation,
      proprietorship, partnership or other business comprised of Independent Auditors providing Audit Services.

2.8 Independent Director: An " Independent Director" of the Company/Bank is a director of the Company/Bank who (1) is not and has not been an officer or employee of the Company/Bank or any of its Affiliates within the preceding 3 years, (2) the Board has determined is independent of management of the Company/Bank after considering whether (a) the director serves or has served as a consultant, advisor, promoter, underwriter, legal counsel, or trustee to the Company/Bank or any of its Affiliates; (b) the director is a relative of an officer or other employee of the Company/Bank or any of its Affiliates currently or in the past three years; (c) the director has received compensation in excess of $60,000, except for board services, retirement benefits or non-discretionary compensation; (d) a company affiliated with the director has received or has made payments to / from the Company/Bank in excess of 5% of gross revenues or $200k, whichever is more in the past 3 years, and (e) the director is employed as executive of another entity where any executive of the Company / Bank serves on that entity's compensation committee.


ARTICLE 3


ORGANIZATION
------------

3.1 Membership: The Audit Committee shall consist of not less than three (3) independent directors who must be able to read and understand financial statements. In addition, at least one member must have financial sophistication. The Audit Committee may have one non independent director on the committee with Board approval and proxy disclosure if the board, under exceptional and limited circumstances, determines that membership on the committee by the individual is required by the best interests of the corporation and its shareholders; however, current employee, officer or immediate family is not permitted for any reason.

3.2 Appointment and Term: The Board of Directors shall appoint the members of the Audit Committee at its annual meeting for a term of one year.

3.3 Chairperson: The Chairperson of the Audit Committee shall be appointed by the Board of Directors of the Company/Bank from among the members of the Audit Committee. The Chairperson of the Audit Committee shall preside at all meetings of the Audit Committee and shall perform such other duties as may be assigned by the Board of Directors from time to time.

3.4 Removal: Except as provided in this paragraph, a member of the Audit Committee may be removed from the Audit Committee upon the vote of a majority of the Board. Any member of the Audit Committee, effective as of the date such member ceases to be a member of the Board, shall also cease to be a member of the Audit Committee. The Board shall remove from the Audit Committee:

        (a)   Any member who the Board determines has  breached  such  member's
              obligations  under  the  Company's/Bank's  Code  of  Ethics   and
              Statement of Responsibilities;

        (b) Any member who fails to attend a minimum of seventy-five percent (75%) of all general and pecial meetings of the Audit Committee, such determination to be made on an annual basis at the Organizational meetings of the Company/Bank;

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        (c)   Any member who has been convicted  of a felony or who has engaged in any dishonest or fraudulent activity, as determined by a Court of competent jurisdiction;

        (d) Any member who has grossly abused such member's authority as an Audit Committee member and/or Board member of the Company/Bank, as determined by the Board; or

        (e)   Any member who has been declared of unsound mind.


3.5 Resignation: Any member of the Audit Committee may resign effective upon giving written notice to the Chairperson of the Board of Directors unless the notice specifies a later time for the effectiveness of such resignation. If the resignation is effective at a later time, a successor may be appointed to fill the vacancy on the Audit Committee when the resignation becomes effective.

3.6 Vacancies: All vacancies on the Audit Committee, however created, may be filled by a majority vote of the Board of Directors, and each member of the Audit Committee so appointed shall hold office until the expiration of the term for which appointed and until a successor is appointed and qualified.

3.7 Regular Meetings: Regular meetings of the Audit Committee shall be held at least quarterly during each fiscal year of the Company/Bank at such time and place as the Audit Committee by resolution shall determine. The Audit Committee shall meet prior to the commencement of the annual audit by the Company's/Bank's Independent Auditor to review the scope and approach of the annual audit and at the conclusion thereof review such audit, including any comments or recommendations of the independent auditors. The Audit Committee may provide for other regular meetings of the Audit Committee by resolution. Regular meetings of the Audit Committee may be held without notice.

3.8 Special Meetings: Special meetings of the Audit Committee may be called at any time by the Chairperson of the Audit Committee, any two members thereof, the Chairperson of the Board of Directors or a majority of the Board of Directors. Special meetings may be held upon four (4) days' notice by mail or twenty-four (24) hours' notice delivered personally or by telephone, facsimile or telegraph.

3.9 Voting: A majority of the Audit Committee members shall constitute a quorum for the transaction of business. Every action consented by a majority of the Audit Committee members present at a meeting (at which a quorum is present) shall be regarded as an act of the Audit Committee.

3.10 Minutes: The Audit Committee shall maintain minutes and other relevant records of its meetings and activities. Such minutes shall be made available for review by the Board of Directors, and by bank regulatory agencies.

3.11 Telephone Conference Meetings: Members of the Audit Committee may participate in a meeting through the use of conference telephone or similar communication equipment, so long as all members participating in such meetings can hear one another. Participation in a meeting pursuant to this Section will be recorded in the minutes and will constitute present in person at such meeting.

3.12 Access to Counsel: The Audit Committee may retain its own outside counsel, to be paid at the expense of the Company/Bank, at its discretion and without the prior permission or approval of the Board of Directors or the management of the Company/Bank.

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3.13  Authority  to meet with  Auditors:  The Audit  Committee  shall  have the authority  without  obtaining the permission of the Board of Directors of
      the   Company/Bank  to  meet  at  any  time  with  the   Company's/Bank's
      Independent Auditor or any of the Company's/Bank's internal audit personnel without including any of the other members or representatives of the management of the Company/Bank in such meeting.

3.14  Internal Auditor:

       (a) Audit Committee Appointment of an Internal Auditor. The Audit Committee shall appoint the Company's/Bank's Internal Auditor, who shall serve at the pleasure of the Audit Committee, and who shall report on all matters directly to the Chairperson of the Audit Committee. The Audit Committee shall be responsible for overseeing and maintaining the independence of the Internal Auditor. The Company's/Bank's Internal Auditor shall meet with the Audit
           Committee on a regular basis, attend meetings of the Audit Committee and report regularly on the activities of the Company's/Bank's internal auditing personnel. The internal auditor shall be accountable to the Audit Committee and the Board of Directors.

       (b) Internal Auditor Relationship with Company/Bank Management. The Internal Auditor shall be available to the Chief Executive Officer and other officers of the Company/Bank for opinions and advice concerning the Company's/Bank's internal controls. In particular, the Internal Auditor shall advise the Chief Executive Officer and other officers of the Company/Bank as to whether the
           Company's/Bank's   accounting   systems,   internal  controls,   and
           policies and procedures are adequate, efficient, effective, and followed by Company/Bank personnel. The Internal Auditor's performance under this paragraph with respect to the Company's/Bank's management periodically shall be reviewed by the Chief Executive Officer and shall be part of the Internal Auditor's annual performance review.

3.15  Amendments:

       (a) General. This charter of the Audit Committee may be amended only by a resolution adopted by a majority of the Outside Directors (whether or not constituting a quorum of the entire Board of Directors).

       (b) Compliance with Rules issued by Regulatory Agencies. It is the intent of the Board of Directors that this Audit Committee Charter complies with applicable legal rules, including rules and guidelines of the Federal Deposit Insurance Corporation, The Federal Reserve Bank, The Securities & Exchange Commission and the NASDAQ Stock Exchange. It is also the intent of the Board of Directors to amend this Charter, from time to time, to comply with changes in applicable law including changes in the final rules and guidelines of the organizations listed above.

ARTICLE 4

DUTIES AND RESPONSIBILITIES

4.1 Duties and Responsibilities: The duties and responsibilities of the Audit Committee shall include the following:

        a) Review of Reports.  The Audit Committee shall review with management
           and   the   Independent   Auditor,   quarterly   interim   financial
           information. The Committee shall review and discuss the audited annual financial statements with management and the independent auditors and recommend to the board of directors inclusion of such statements in the annual report on Form10-K. The Audit Committee shall inquire as to the independent auditors qualitative judgments about the appropriateness, not just the acceptability of the accounting principles and the clarity of the financial disclosure practices used or proposed to be adopted by the Company / Bank.
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        b) Approval Selection and Termination of Independent Auditor. The Audit
           Committee shall approve the selection and termination of the Company's/Bank's Independent Auditor. The Audit Committee shall arrange for pre-filing independent accountant's review of quarterly interim financial statements and for an audit of the annual financial statements. Prior to the commencement of any proposed
           audit  of  the  Company's/Bank's   financial  records  or  Financial
           Reporting by the Independent Auditor, the Audit Committee shall review and approve the scope and approach of the proposed audit. The Audit Committee shall confirm and assure the independence of the independent auditor.

        c) Review of Adjustments, Suggestions, and Disagreements. The Audit Committee shall review all significant adjustments to the
           Company's/Bank's Financial Statements suggested by the Company's/Bank's Independent Auditor and address all significant disagreements between the Independent Auditor and the management of the Company/Bank. The management of the Company/Bank shall advise the Audit Committee of any significant accounting issue on which it seeks to obtain an opinion from any auditor other than the Company's/Bank's Independent Auditor or by any Governmental Entity for improvements to the Company's/Bank's internal financial controls or Financial Reporting practices and procedures.

        d) Oversight of Internal Accounting Controls. The Audit Committee shall review the adequacy of the Company's/Bank's systems and procedures of internal accounting controls over Financial Reporting. The Audit Committee shall review the handling by the Company's/Bank's management of any material inadequacies or reportable conditions identified by the Company's/Bank's internal auditing personnel or Independent Auditor in the systems and procedures of internal accounting records.

        e) Evaluation of Internal Audit Function. The Audit Committee shall from time to time, and at least quarterly, evaluat the activities, organizational structure, qualifications, utilization and effectiveness of the Company's/Bank's internal auditing personnel. The Audit Committee shall review with management and the Internal Auditor their assessments of the adequacy of internal controls, including identified material weakness in internal controls. The Audit Committee shall review with management and with the Internal Auditor measures for detection and prevention of management override or compromise of the internal control system. Finally, the Audit Committee shall work with management and the Internal Auditor to assure comprehensive coverage of the Company's/Bank's operations by audits.

        f) Oversight of Internal Credit Review Process. The Audit Committee shall review the adequacy of the Company's/Bank's internal credit review process. The Audit Committee may at it discretion obtain assistance in conducting such review from one or more outside consultants selected by the Audit Committee whose fees, if any, shall be paid by the Company/Bank with, however, the prior permission of the Board.

        g) Duties Provided for Under Applicable Law. The Audit Committee shall have all such other duties and responsibilities specifically provided for as audit committee responsibilities under applicable law.

        h) Compliance with Banking Regulations and Accounting Standards. The Audit Committee shall nsure the Company's/Bank's compliance with all applicable banking  regulations  nd  accounting rules,  as  such
           regulations   and   rules   relate   to  any  of  the   duties   and
           responsibilities.

        i) Annual Reporting to Shareholders. The Audit committee shall report annually in the proxy statement the following:

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                -  the Audit committee's review and discussion of the financial statements with management
                -  the  Audit  committee's  discussion  with  the   independent
                   auditors of the written independence  disclosures   required
                   by Independence Standards Board Statement No. 1
                -  the  audit  Committee's   recommendation  to  the  Board  of
                   Directors that the audited financial statements be included in the Company's annual report on Form 10K

4.2 Access to Corporate Resources: The Audit Committee shall at all times have access to resources of the Company/Bank, including personnel and electronic computing or data processing support (subject to the constraints of the annual operating budget approved by the Board), which the Audit Committee may deem necessary to enable the Audit Committee to perform its duties and responsibilities as set forth in this Article 4.


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APPENDIX  B



Text  of  Proposed   Amendments  to  the  Central  Coast  Bancorp  Articles  of
Incorporation and Bylaws to Provide for the Classification of the Board of Directors

The articles of incorporation of Central Coast Bancorp shall be amended by adding thereto a new Article VII which shall read as set forth below:

                                      VII

       (a) The number of directors which shall constitute the whole board of directors of this corporation shall be specified in the bylaws of the corporation.

       (b) In the event that the authorized number of directors  shall  be fixed at nine (9) or more, the board of directors shall be divided into three classes: Class I, Class II and Class III, each consisting of a number of directors equal as nearly as practicable to one-third the total number of directors. Directors in Class I shall initially serve for a term expiring at the 2002 annual meeting of shareholders, directors in Class II shall initially serve for a term expiring at the 2003 annual meeting of shareholders, and directors in Class III shall initially serve for a term expiring at the 2004 annual meeting of shareholders. Thereafter, each director shall serve for a term ending at the third annual shareholders meeting following the annual meeting at which such director was elected. In the event that the authorized number of directors shall be fixed with at least six (6) but less than nine (9), the board of directors shall be divided into two classes, designated Class I and Class II, each consisting of one-half of the directors or as close an approximation as possible. At each annual meeting, each of the successors to the directors of the class whose term shall have expired at such annual meeting shall be elected for a term running until the second annual meeting next succeeding his or her election and until his or her successor shall have been duly elected and qualified. The foregoing notwithstanding, each director shall serve until his or her successor shall have been duly elected and qualified, unless he or she shall resign, die, become disqualified or disabled, or shall otherwise be removed.

       (c) At each annual election, the directors chosen to succeed those whose terms then expire shall be identified as being of the same class as the directors they succeed, unless, by reason of any intervening changes in the authorized number of directors, the board of directors shall designate one or more directorships whose term then expires as directorships of another class in order more nearly to achieve equality in the number of directors among the classes. When the board of directors fills a vacancy resulting from the resignation, death, disqualification or removal of a director, the director chosen to fill that vacancy shall be of the same class as the director he or she succeeds, unless, by reason of any previous changes in the authorized number of directors, the board of directors shall designate the vacant directorship as a directorship of another class in order more nearly to achieve equality in the number of directors among the classes.


       (d) Notwithstanding the rule that the classes shall be as nearly equal in number of directors as possible, in the event of any change in the authorized number of directors, each director then continuing to serve as such will nevertheless continue as a director of the class of which he or she is a member, until the expiration of his current term or his or her earlier resignation, death, disqualification or removal. If any newly

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           created  directorship  or  vacancy  on the board of  directors, consistent with the rule that the three classes shall be as nearly equal in number of directors as possible, may be allocated to one or two or more classes, the board of directors shall allocate it to that of the available class whose term of office is due to expire at the earliest date following such allocation.

           Section 17 of Article III of the Central Coast Bancorp bylaws shall be amended in its entirety to read as follows:


           Section 17. Election and Term of Office. The directors shall be elected annually by the shareholders at the annual meeting of the shareholders; provided, that if for any reason, the annual meeting or an adjournment thereof is not held or the directors are not elected thereat, then the directors may be elected at any special meeting of the shareholders called and held for that purpose. The term of office of the directors shall, except as provided in Section 18, begin immediately after their election and shall continue until their respective successors are elected and qualified. In the event that the authorized number of directors shall be fixed at nine (9) or more, the board of directors shall be divided into three classes, designated Class I, Class II and Class
      III. Each class shall consist of one-third of the directors or as close an approximation as possible. The initial term of office of the directors of Class I shall expire at the annual meeting to be held during fiscal year 2002, the initial term of office of the directors of Class II shall expire at the annual meeting to be held during fiscal year 2003 and the initial term of office of the directors of Class III shall expire at the annual meeting to be held during fiscal year 2004. At each annual meeting, commencing with the annual meeting to be held during fiscal year 2002, each of the successors to the directors of the class whose term shall have expired at such annual meeting shall be elected for a term running until the third annual meeting next succeeding his or her election and until his or her successor shall have been duly elected and qualified. In the event that the authorized number of directors shall be fixed with at least six (6) but less than nine (9), the board of directors shall be divided into two classes, designated Class I and Class II. Each class shall consist of one-half of the directors or as close an approximation as possible. At each annual meeting, each of the successors to the directors of the class whose term shall have expired at such annual meeting shall be elected for a term running until the second annual meeting next succeeding his or her election and until his or her successor shall have been duly elected and qualified. Notwithstanding the rule that the classes shall be as nearly equal in number of directors as possible, in the event of any change in the authorized number of directors, each director then continuing to serve as such shall nevertheless continue as a director of the class of which he or she is a member until the expiration of his or her current term, or his or her prior death, resignation or removal. At such annual election, the directors chosen to succeed those whose terms then expire shall be of the same class as the directors they succeed, unless, by reason of any intervening changes in the authorized number of directors, the board of directors shall designate one or more directorships whose term then expires as directorships of another class in order more nearly to achieve equality of number of directors among the classes.

           This Section 17 may be amended or repealed only by approval of the board of directors and the outstanding shares (as defined in Section 152 of the California General Corporation Law) voting as a single class, notwithstanding Section 903 of the California General Corporation Law.

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                 PRELIMINARY PROXY MATERIALS - SUBJECT TO CHANGE

APPENDIX C



Text  of   Proposed   Amendments   to  Central   Coast   Bancorp   Articles  of
Incorporation and Bylaws to Eliminate Cumulative Voting in the Election of Directors

      The articles of incorporation of Central Coast Bancorp shall be amended by adding thereto a new Article VIII which shall read as set forth below:

                                     VIII


      No holder of any class of stock of the corporation shall be entitled to cumulative voting in connection with any election of directors of the corporation.

      Section 11 of Article II of the Central Coast Bancorp bylaws shall be amended in its entirety to read as follows:


           Section 11. Voting Rights; No Cumulative Voting. Only persons in whose names shares entitled to vote stand on the stock records of the corporation at the close of business on the record date fixed by the Board of Directors as provided in Section 41 of these Bylaws for the determination of shareholders of record shall be entitled to notice of and to vote at a meeting of shareholders. If no record date is fixed, the record date for determining shareholders entitled to notice of or to vote at a meeting of shareholders shall be at the close of business or the business day next preceding the day on which notice is given or, if notice is waived, at the close of business on the business day next preceding the day on which the meeting is held; the record date for determining corporate action in writing without a meeting, when no prior action by the Board of Directors has been taken, shall be the day on which the first written consent is given; and the record date for determining shareholders for any other purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto, or the 60th day prior to the date of such other action, whichever is later.

           No holder of any class of stock of the corporation shall be entitled to cumulate votes in connection with any election of directors of the corporation.

           In any election of directors, the candidates receiving the highest number of votes of the shares entitled to be voted for them are elected.

           Voting may be by voice or ballot, provided that any election of directors must be by ballot upon the demand of any shareholder made at the meeting and before the voting begins.



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                 PRELIMINARY PROXY MATERIALS - SUBJECT TO CHANGE

                             CENTRAL COAST BANCORP

                      Solicited by the Board of Directors
                    for the Annual Meeting of Shareholders
                               on June 11, 2001


The undersigned holder of common stock acknowledges receipt of a copy of the notice of annual meeting of shareholders of Central Coast Bancorp and the accompanying proxy statement dated April 26, 2001, and revoking any proxy heretofore given, hereby constitutes and appoints C. Edward Boutonnet, and Nick Ventimiglia and each of them, with full power of substitution, as attorneys and proxies to appear and vote all of the shares of common stock of Central Coast Bancorp, a California corporation, outstanding in the name of the undersigned which the undersigned could vote if personally present and acting at the Annual Meeting of Shareholders of Central Coast Bancorp, to be held at 301 Main Street, Salinas, California, on Monday, June 11, 2001, at 5:30 p.m. or at any postponements or adjournments thereof, upon the following items as set forth in the notice of meeting and proxy statement and to vote according to their discretion on all matters which may be properly presented for action at the meeting or any postponements or adjournments thereof.

UNLESS  OTHERWISE  SPECIFIED,  THIS  PROXY  WILL BE VOTED  "FOR" THE  FOLLOWING
ITEMS:

1.    To  approve   amendments  to  the  Central  Coast  Bancorp   articles  of
      incorporation and bylaws to provide for the classification of the board of directors.

      |_|   FOR                 |_|   AGAINST           |_|   ABSTAIN



2.    To  approve   amendments  to  the  Central  Coast  Bancorp   articles  of
      incorporation and bylaws to eliminate cumulative voting in the election of directors.

      |_|   FOR                 |_|   AGAINST           |_|   ABSTAIN


3. To elect as directors of Central Coast Bancorp management's nominees set forth below who will be elected (a) to the class designated in the accompanying proxy statement dated April 26, 2001 provided that Proposal No. 1 above is approved and (b) in the event Proposal No. 1 is not approved, as directors without classification:

       |_|  FOR all nominees listed    |_| WITHHOLD AUTHORITY to
            below (except as marked        vote for all nominees
            to the contrary below):        listed below

INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below:

---------------------------------------------------------------------------
C. Edward Boutonnet      Michael T. Lapsys                Louis A. Souza
---------------------------------------------------------------------------
Bradford G. Crandall     Duncan L.McCarter, R.Ph.         Mose E. Thomas
---------------------------------------------------------------------------
Alfred P. Glover         Robert M. Mraule, D.D.S.,M.D.    Nick Ventimiglia
---------------------------------------------------------------------------


4. To ratify the appointment of Deloitte & Touche, LLP as independent accountants for the year 2001.

      |_|   FOR                 |_|AGAINST           |_|ABSTAIN

5. In their discretion, to transact such other business as may properly come before the annual meeting or any postponements or adjournments of the annual meeting.

                PRELIMINARY PROXY MATERIALS - SUBJECT TO CHANGE


THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1, 2, 3, AND 4 SET FORTH ABOVE. THE PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS MADE, IT WILL BE VOTED "FOR" PROPOSALS 1, 2, 3, AND 4 SET FORTH ABOVE.


SHAREHOLDER(S)                  No. of Common Shares
                                                     ----------------
----------------------------

----------------------------

Date:              , 2001       Please date and sign  exactly as your
     -------------              name(s)  appears.   When  signing  as
                                attorney,  executor,   administrator,
                                trustee,  or  guardian,  please  give
                                full   title.   If  more   than   one
                                trustee,  all should sign.  All joint
                                owners  should  sign.  WHETHER OR NOT
                                YOU  PLAN  TO  ATTEND  THIS  MEETING,
                                PLEASE  DATE,  SIGN  AND RETURN  THIS
                                PROXY  AS  PROMPTLY  AS  POSSIBLE  IN
                                THE ENCLOSED POSTAGE-PAID ENVELOPE.

                                   I/we do [  ] or do not [  ]
                                               expect
                                       to attend this meeting.

          THIS PROXY IS SOLICITED BY, AND ON BEHALF OF, THE BOARD OF
              DIRECTORS AND MAY BE REVOKED PRIOR TO ITS EXERCISE.




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